Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
March, 1997

Scheduled Maturity                                      6/15/99


Coupon                                                  5.7500%


Excess Protection Level
   3 Month Average  5.43%
     March, 1997  6.29%
     February, 1997  5.77%
     January, 1997  4.24%



Cash Yield                                              18.76%


Investor Charge Offs                                    4.41%


Base Rate                                               8.06%


Over 35 Day Delinquency                                 4.98%


Seller's Interest                                       23.49%


Total Payment Rate                                      10.71%


Total Principal Balance                                $7,275,805,303.32


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,709,138,636.63